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                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of Simula, Inc. on Form S-3 of our report dated March 21, 1996, appearing in the Prospectus, which is a part of this Registration Statement.

     We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.

October 4, 1996